UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

SECURE ALLIANCE HOLDINGS CORPORATION (formerly known as Tidel Technologies, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-17288	75-2193593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Wilcrest Drive, Suite 105, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 21, 2007, Secure Alliance Holdings Corporation (“SAH”) announced that it is in negotiations with Sequoia Media Group, LC, a privately-owned limited liability company (“Sequoia”), regarding a transaction whereby a to be formed wholly-owned subsidiary of SAH would merge with and into Sequoia.  In this proposed transaction Sequoia would become a wholly-owned subsidiary of SAH and all equity interests of Sequoia would be converted into shares of SAH common stock. Immediately following the proposed merger and the issuance of shares to equity holders of Sequoia, the members of Sequoia, in the aggregate, would own approximately 80% of the outstanding common stock of SAH and the stockholders of SAH, in the aggregate, would own approximately 20% of the outstanding common stock of SAH.  SAH anticipates entering into definitive agreements and providing additional disclosure regarding this proposed transaction within the next several weeks.

Sequoia is committed to revolutionizing the way life events and memories are shared and treasured through personal digital expressions.  Sequoia developed aVinci Experience products to simplify and automate the process of creating professional-quality multi-media productions using personal photos and videos.  The patented technology provides complete, refined products, including DVD’s, photo books and posters.  aVinci distributes products through leading retailers, photo websites and image service providers.

Notwithstanding the foregoing, SAH has not entered into a definitive agreement with Sequoia and there can be no assurance that this transaction will be consummated as described herein, or at all.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions.  These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in the future to differ materially from those expressed in, or implied by, these forward-looking statements.  These factors include, without limitation, whether the transaction referenced herein will be consummated on the terms described herein, or at all.  Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties and no assurance can be given that the actual results will be consistent with these forward-looking statements.  Except as otherwise required by Federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason, after the date of this prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secure Alliance Holdings Corporation

Dated: November 21, 2007	By:	/s/ Stephen P. Griggs
Name: Stephen P. Griggs
Title: President